SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 13, 2006

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
               (Exact name of registrant as specified in charter)

         DELAWARE                      000-26604                23-2770048
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)


        2150 HIGHWAY 35, SEA GIRT, NJ                             08750
  (Address of principal executive offices)                      (Zip Code)

                                 (954) 603-0520
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

                                   Copies to:
                              Greg Sichenzia, Esq.
                            Louis A. Brilleman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                              Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On January 13, 2006, Digital Descriptor Systems, Inc. ("Registrant") was notified by Rosenberg Rich Baker Berman & Co. ("Rosenberg") that it was resigning as Registrant's certifying accountant, effective immediately.

During the two fiscal years ended December 31, 2004 and 2003, and any subsequent period through January 13, 2006, (i) there were no disagreements between Registrant and Rosenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Rosenberg would have caused Rosenberg to make reference to the matter in its reports on Registrant's financial statements, and
(ii) Rosenberg's reports on Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2004 and 2003 and through January 13, 2006, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-B.

(b) On January 13, 2005, Registrant engaged the firm of Bagell, Josephs & Company, LLC. to serve as its independent registered public accountants for the fiscal year ending December 2005.

During the two fiscal years ended December 31, 2005 and 2004, and through January 13, 2006, Registrant has not consulted with Bagell, Josephs & Company LLC. regarding either:

1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrants' financial statements, and neither a written report was provided to Bagell, Josephs & Company, LLC. nor oral advice was provided that Bagell, Josephs & Company, LLC. concluded was an important factor considered by Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in
Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

On January 19, 2006, Registrant provided Rosenberg with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Rosenberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

99.1 Letter dated January 19, 2006, from Rosenberg Rich Baker Berman & Co. addressed to the Securities and Exchange Commission


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2006

                              DIGITAL DESCRIPTOR SYSTEMS, INC.



                              /s/ Anthony Shupin
                              ------------------
                              President and Chief Executive Officer